32.1 CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-K for the year ended September 29, 2007, as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, James G. Flanigan, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. SS.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1) This Annual Report on Form 10-K of the Company, to which this certification is attached as a Exhibit, (the "Annual Report") fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

2) This information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                              /s/   James G. Flanigan
                              --------------------------------
                              Name: James G. Flanigan
                              Chief Executive Officer and President
                              Date: December 28, 2007


         The foregoing certificate is provided solely for the purpose of complying with Section 906 of the Sarbanes-Oxley Act of 2002 and for no other purpose whatsoever. Notwithstanding anything to the contrary set forth herein or in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate the Company's future filings, including this annual report on Form 10-K, in whole or in part, this certificate shall not be incorporated by reference into any such filings. A signed original of this written statement required by
         Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request